Exhibit 10.4(d)

EXECUTION COPY

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of December 22, 2021 (this “Amendment”) is entered into by and among GUARDIAN PHARMACY, LLC, an Indiana limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent and collateral agent (in such capacity and together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Agent, entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of December 3, 2019 and that certain Second Amendment to Third Amended and Restated Loan Agreement dated as of March 20, 2020 and as further amended, modified, supplemented or extended from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

WHEREAS, the Agent, the Required Lenders and the Borrower have agreed to the modifications on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Loan Agreement (after giving effect to this Amendment).

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended to include, in appropriate alphabetical order, the following defined terms:

“Third Amendment Distribution” means a one-time Restricted Payment made by the Borrower to the holders of its Equity Interests at any time during the period from and including the Third Amendment Effective Date through and including December 31, 2022 in compliance with the requirements of Section 9.3(f) in an aggregate amount not to exceed $15,000,000.

“Third Amendment Effective Date” means December 22, 2021.

(b) Section 9.3 of the Loan Agreement is hereby amended by replacing the “and” immediately prior the text “(e)” with “,”, changing the “.” at the end of clause (e) to “; and” and adding a new clause (f) to read as follows:

(f) the Borrower may make the Third Amendment Distribution, so long as (i) no Default exists or would result from the making of the Third Amendment Distribution and (ii) the Borrower is in compliance with the financial covenants in Section 9.17 on a pro forma basis after giving effect to the Third Amendment Distribution (and if the Borrower elects to increase Consolidated Leverage Ratio test level pursuant to the terms of Section 9.17(b) and has provided an officer’s certificate demonstrating such compliance, after giving effect to any such Leverage Ratio Increase).

4. Conditions Precedent. This Amendment shall become effective upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Agent.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Loan Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each of the Credit Parties represents and warrants to the Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) on and as of such earlier date and (b) no event has occurred and is continuing or would result from this Amendment or the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

7. Reaffirmation of Obligations. Each of the Credit Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge any Credit Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each of the Credit Parties affirms that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Georgia.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	GUARDIAN PHARMACY, LLC,
an Indiana limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	CFO

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Manager

GUARDIAN PHARMACY OF JACKSONVILLE, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Manager

GUARDIAN PHARMACY OF SOUTHEAST FLORIDA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Manager

GUARDIAN PHARMACY OF SOUTHEAST GEORGIA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Manager

GUARDIAN PHARMACY OF TEXAS, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Manager

GUARDIAN PHARMACY, LLC

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AGENT:	REGIONS BANK

	By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

GUARDIAN PHARMACY, LLC

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

GUARDIAN PHARMACY, LLC

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

GUARDIAN PHARMACY, LLC

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	CADENCE BANK, N.A.,
as a Lender

	By:	/s/ William H. Crawford
	Name:	William H. Crawford
	Title:	Executive Vice President

GUARDIAN PHARMACY, LLC

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT